SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 7, 2003

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits

The following exhibit is furnished herewith.

	Exhibit No.	Description
	99.1	Press Release dated August 7, 2003 announcing results for the fourth quarter and twelve months of fiscal 2003.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 7, 2003, Briggs & Stratton Corporation announced fiscal 2003 fourth quarter and twelve months results as of June 29, 2003 in the press release attached hereto as Exhibit 99.1.

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BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION (Registrant)

By:	/S/ JAMES E. BRENN
James E. Brenn Senior Vice President and Chief Financial Officer Duly Authorized Officer

Date August 7, 2003

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